                                                                    EXHIBIT 10.5
                                                                  EXECUTION COPY

    ** THE ITEMS MARKED BY TWO ASTERISKS HAVE BEEN OMITTED FROM THIS FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                      ASIS DEVELOPMENT/PURCHASE AGREEMENT

THIS AGREEMENT effective as of the 13th day of December, 1999.

BETWEEN:

        SENSONOR ASA, a company duly incorporated pursuant to the laws of Norway having an office in Horten, Norway, P. O. Box 196, N-3192 Horten, Norway.

        ("SensoNor")

AND:

        SMARTIRE SYSTEMS INC., a company duly incorporated pursuant to the laws of the Province of British Columbia, having an office at 150 - 13151 Vanier Place, Richmond, British Columbia, V6V 2J1

        ("SmarTire")

WHEREAS:

A. Pursuant to an agreement dated September 1, 1998 ("Agreement No. TA-3727") among SensoNor, SmarTire and TRW Inc. acting for its Automotive Electronic Group ("AEG"), SensoNor agreed to develop for and supply to each of SmarTire and AEG an application specific integrated sensor ("ASIS");

B. SmarTire and SensoNor have agreed that SensoNor will develop and supply a second ASIS (the "SmarTire ASIS") for SmarTire only upon substantially the same terms and conditions as Agreement No. TA-3727; and

C. Rather than restate the terms and conditions of Agreement No. TA-3727 to effect the development and supply of the SmarTire ASIS, SmarTire and SensoNor have agreed to the terms of Agreement No. TA-3727 amended only as set out herein.

NOW THEREFORE in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1. Agreement No. TA-3727 shall form a part of this Agreement, and its terms shall be the terms of this Agreement as amended in this Agreement.

2. All capitalized terms used herein and not otherwise defined shall have the meaning given to them in Agreement No. TA-3727.

3. For the purpose of this Agreement only, SensoNor and SmarTire acknowledge and agree that the terms of Agreement No. TA-3727 shall be amended as follows:

        (a) delete all references to "TRW Inc." and "AEG" and where appropriate in the context substitute "SmarTire" therefor; the Specifications for the SmarTire ASIS


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                                      - 2 -

                will be designated by SmarTire alone and not in conjunction with AEG; and any consequential amendments which are necessary to make this Agreement grammatically correct as a result of this substitution shall be made;

        (b) delete all references to "AEG part number 152008" and substitute "SmarTire part number 214.0003";

        (c) delete all references to "Specification Doc# 152008" and substitute "Specification Doc# 214.0003";

        (d) delete from Paragraph 4 the two references to "**" and opposite SmarTire substitute "**" ;

        (e) delete the schedule of milestone payments in Paragraph 4 and substitute the following Schedule:

         DEVELOPMENT MILESTONES                          PAYMENT ($ US)
         ----------------------                          --------------
         Upon Signing of the Agreement for the           **
         Development of the SP11B

         Delivery of PVs that meet Specifications for    **
         Product SP11B

        (f) delete Attachment A, "Project Schedule" and substitute therefor Attachment A "SP11B Project Schedule", a copy of which is attached to this Agreement; and

        (g) delete Attachment C, "Product Pricing" and substitute therefor Attachment C "SP11B Product Pricing", a copy of which is attached to this Agreement; and

        (h) delete Attachment E, "Product Specifications" and substitute therefor Attachment E "SP11B Product Specifications", a copy of which is attached to this Agreement.

4. The development of the Product, as the definition of that term is amended herein, shall be governed by the Supplier Development Manual.

5. Other than as amended herein, the terms and conditions set out in Agreement No. TA-3727 shall be the terms of this Agreement.

6. For greater certainty, SmarTire and SensoNor acknowledge and agree that Agreement No. TA-3727 among SensoNor, TRW Inc. and SmarTire is not amended by this Agreement and remains in full force and effect; the amendments made to Agreement No. TA-3727 are solely in respect of the development and supply of the SmarTire ASIS.

7. The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.



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                                      - 3 -

8. This Agreement shall be construed under and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

9. This Agreement may be executed by facsimile and in several counterparts, each of which shall be deemed to be an original and all of which shall together constitute one and the same instrument.

10. Delivery of an executed copy of this Agreement by telecopy, telex, or other means of electronic communication producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 13th day of December, 1999.

SENSONOR ASA                                SMARTIRE SYSTEMS INC.

Per:   /s/ SVERRE HORNTVEDT                 Per:   /s/   MARK DESMARAIS
    -------------------------------              -------------------------------
       Authorized Signatory                       Authorized Signatory

Title:        PRESIDENT                     Title: President & COO
      -----------------------------